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                         AMERICAN EAGLE OUTFITTERS, INC.



                          -----------------------------

                                   EXHIBIT 24

                          -----------------------------




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                                POWER OF ATTORNEY
                                -----------------

        Each of the undersigned officers and directors of American Eagle Outfitters, Inc. (the "Company"), hereby appoints Dale E. Clifton and Neil Bulman, Jr. as his attorneys or either of them, with power to act without the other, as his true and lawful attorney, to sign, in his name and on his behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Company's Registration Statement on Form S-8 (the "Registration Statement") for the purpose of registering under the Securities Act of 1933, as amended, 450,000 shares of Common Stock, without par value, to be sold and distributed by the Corporation pursuant to the Corporation's 1994 Stock Option Plan, as amended (the "Plan") and such other number of shares as may be issued under the anti-dilution provisions of the Plan, and any and all amendments, including post-effective amendments, to the Registration Statement hereby granting unto said attorneys and each of them full power and authority to do and perform in the name and on behalf of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each said attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any said attorney-in-fact or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have signed these presents effective the 15th day of January 1998.

/s/ Jay L. Schottenstein                               Chairman of the Board and Chief Executive Officer
---------------------------------------                (Principal Executive Officer)
Jay L. Schottenstein

                                                       Vice Chairman of the Board of Directors
---------------------------------------
Saul Schottenstein

/s/ George Kolber                                      Vice Chairman of the Board of Directors
---------------------------------------                and Chief Operating Officer
George Kolber

/s/ Dale E. Clifton                                    Vice President, Controller and Chief Accounting Officer
---------------------------------------                (Principal Accounting Officer)
Dale E. Clifton

/s/ Laura A. Weil                                      Executive Vice President and Chief Financial
---------------------------------------                Officer (Principal Financial Officer)
Laura A. Weil

/s/  Martin P. Doolan                                  Director
---------------------------------------
Martin P. Doolan

/s/ Thomas R. Ketteler
---------------------------------------                Director
Thomas R. Ketteler

/s/ John L. Marakas
---------------------------------------                Director
John L. Marakas

/s/ David W. Thompson
---------------------------------------                Director
David W. Thompson

/s/ Gilbert W. Harrison                                Director
---------------------------------------
Gilbert W. Harrison

/s/ Ari Deshe                                          Director
---------------------------------------
Ari Deshe

/s/ Jon P. Diamond                                     Director
---------------------------------------
Jon P. Diamond

/s/ Michael G. Jesselson                               Director
---------------------------------------
Michael G. Jesselson

/s/ Gerald E. Wedren                                   Director
---------------------------------------
Gerald E. Wedren